UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 23, 2017

VERITEX HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)

Texas	001-36682	27-0973566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8214 Westchester Drive, Suite 400
Dallas, Texas 75225
(Address of principal executive offices)

(972) 349-6200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On October 23, 2017, the Board of Directors (the “Board”) of Veritex Holdings, Inc. (the “Company”), the holding company for Veritex Community Bank, appointed Michael Bryan, age 60, in the newly-created role of Chief Information Officer (the “Appointment”), effective as of the date that Mr. Bryan commences employment with the Company. A copy of the press release announcing Mr. Bryan’s appointment is furnished herewith as Exhibit 99.1.
Prior to joining the Company, Mr. Bryan served as Executive Vice President, Chief Information Officer at BNC Bank from May 2010 to June 2017, Bank Technology/Operations Practice Principal at DD&F Consulting Group from November 2007 to April 2010, Global Account Manager at Fujitsu from January 2004 to January 2006, Principal Consultant at Hewlett Packard Enterprise from January 2001 to January 2004 and CEO/Owner of BancPro Systems, Inc. from January 1980 to December 2003.
Under the terms of a letter agreement between Mr. Bryan and the Company dated October 13, 2017 (the “Letter Agreement”) entered into in connection with the Appointment, Mr. Bryan is entitled to receive base salary payments at an annualized rate of $285,000 and a discretionary bonus equal to 25% of his annual base salary. Mr. Bryan will also participate in the Company's Long Term Incentive Plan with a target bonus of 35% of his annual base salary and will receive an initial grant of 10,000 stock options and 7,500 restricted stock units with a five-year vesting schedule.
The foregoing summary of the Letter Agreement is qualified in its entirety by reference to the full text of the Letter Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description
10.1	Letter Agreement, dated October 13, 2017, between the Company and Michael Bryan.
99.1	Press Release, dated October 23, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veritex Holdings, Inc.
By:	/s/ C. Malcolm Holland, III
C. Malcolm Holland, III
Chairman and Chief Executive Officer
Date: October 23, 2017

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Letter Agreement, dated October 13, 2017, between the Company and Michael Bryan.
99.1	Press Release, dated October 23, 2017.